UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): November 16, 2006

                                -----------------

                             Digital Recorders, Inc.
             (Exact Name of Registrant as Specified in Its Charter)



        North Carolina                    1-13408              56-1362926
(State or Other Jurisdiction of   (Commission File Number)    (IRS Employer
        Incorporation)                                      Identification No.)


                5949 Sherry Lane, Suite 1050, Dallas, Texas 75225
               (Address of Principal Executive Offices) (Zip Code)


        Registrant's Telephone Number, Including Area Code (214) 378-8992

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01.  Other Events

         On November 16, 2006, Digital Recorders, Inc. noted that, according to the American Public Transportation Association (APTA), voters in 13 states in different regions of the country approved 21 out of 30 state and local transit-related ballot initiatives approximating $40 billion during the recent elections.

         A copy of the Company's press release is attached hereto as Exhibit
99.1 and is incorporated herein by reference. This Form 8-K and the attached exhibit are furnished to, but not filed with, the Securities and Exchange Commission.

ITEM 7.01.  Regulation FD Disclosure

         The Company incorporates by reference the information included in Item
8.01 of this Form 8-K.

ITEM 9.01.        Financial Statements and Exhibits

(a) Exhibits.
         99.1     Press release dated November 16, 2006.



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Signature(s)

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             DIGITAL RECORDERS, INC.
Date: November 16, 2006      By:    /s/ KATHLEEN BROWN OHER, CPA
                              ---------------------------------------
                              Kathleen Brown Oher, CPA
                              Vice President, Chief Financial Officer,
                              Treasurer, and Secretary





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                               INDEX TO EXHIBITS

EXHIBIT
NUMBER   DESCRIPTION
-------- -----------
99.1     Press release dated November 16, 2006.